UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4627

Name of Registrant:	Vanguard Convertible Securities Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2010 – November 30, 2011

Item 1: Reports to Shareholders

Annual Report | November 30, 2011

Vanguard Convertible Securities Fund

> For the fiscal year ended November 30, 2011, Vanguard Convertible Securities

Fund returned –2.89%.

> The fund trailed both the return of its benchmark index and the average return of its peer group.

> Holdings in economically sensitive industries, such as airlines and energy, hurt the fund’s performance for the fiscal year, as did its focus on the securities of small- to mid-sized companies.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	30
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2011

Total
Returns
Vanguard Convertible Securities Fund	-2.89%
Spliced Convertibles Composite Index	-2.44
Convertible Securities Funds Average	-1.46

Spliced Convertibles Composite Index: CS First Boston Convertible Securities Index through November 30, 2004; Bank of America Merrill
Lynch All US Convertibles Index (formerly Bank of America Merrill Lynch All Convertibles-All Qualities Index) through December 31, 2010; and
70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index
(hedged) thereafter.
Convertible Securities Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
November 30, 2010 , Through November 30, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Convertible Securities Fund	$13.85	$12.12	$0.474	$0.955

Chairman’s Letter

Dear Shareholder,

Vanguard Convertible Securities Fund returned –2.89% for the 12 months ended November 30—its weakest fiscal-year result since 2008. The fund trailed both its benchmark index (–2.44%) and the average return of its peer group (–1.46%).

The Convertible Securities Fund focuses on a narrow investment universe, valued at about $500 billion globally as of September 2011, according to various published estimates. The fund’s holdings primarily consist of medium- to low-rated convertible bonds and some preferred stocks issued by small and mid-sized companies.

Typically, convertible securities have produced returns somewhere between those of the broader U.S. stock and bond markets. But the past few years have been anything but typical. After two years of outperforming both the bond and stock markets, the fund came in below both of them in the fiscal year just ended.

The fund’s subpar performance stemmed in part from an unusually turbulent seven months for the stock and bond markets. As global growth declined and the European debt crisis worsened, anxious investors sought the relative safety of higher-quality securities such as U.S. Treasuries and those of larger companies. This trend pushed down the prices of lower-rated corporate bonds and of convertible securities—negating much of the downside protection that convertibles might otherwise offer.

Although both the benchmark index and the fund’s holdings suffered in such a climate, the fund’s performance was further restrained by some poor security selections. Also, the small- and mid-sized companies that the fund favors were seen by investors as more vulnerable to an economic slowdown than their larger counterparts.

Despite the year’s stresses, the broad bond market did well

Volatility in global stock markets helped generate enthusiasm for the relative stability of U.S. bonds. The broad taxable investment-grade bond market returned

5.52% for the 12 months through

November as anxious investors bid up bond prices.

Yields, already low, dropped even farther.

At the start of the fiscal year, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 2.80%; at the end, the note yielded just 2.07%. Municipal bonds also performed strongly.

Market Barometer

	Average Annual Total Returns
	Periods Ended November 30, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	7.38%	15.10%	0.07%
Russell 2000 Index (Small-caps)	2.75	17.56	0.09
Dow Jones U.S. Total Stock Market Index	6.57	15.67	0.36
MSCI All Country World Index ex USA (International)	-5.90	13.19	-2.11

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.52%	7.69%	6.14%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	6.53	8.41	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.09	0.12	1.44

CPI
Consumer Price Index	3.39%	2.12%	2.34%

The returns of money market instruments hovered near 0%, consistent with the

Federal Reserve Board’s target for the shortest-term interest rates.

For stocks, a tumultuous path to unremarkable returns

The broad U.S. stock market produced a single-digit gain for the fiscal year.

International stocks recorded a single-digit loss. On the way to these unremarkable returns, however, global stock markets traversed dramatic highs and lows.

Stock prices surged through the first half of the period, as the U.S. economy seemed to be grinding into gear. But investors’

optimism faded in the second half, as Europe’s sovereign-debt crisis took center stage and political gridlock led to high-stakes brinkmanship over a bill to raise the U.S. debt ceiling. The drama prompted Standard & Poor’s to downgrade the U.S. credit rating, a shock that reverberated through global financial markets. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.)

U.S. stocks tumbled through the summer, then rebounded in the period’s final months. International stock markets traced similar trajectories before finishing the year with a negative return.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Convertible Securities Fund	0.68%	1.40%

The fund expense ratio shown is from the prospectus dated March 23, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2011, the fund’s expense ratio was 0.59%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Convertible Securities Funds.

Smaller-cap, lower-rated securities faced a challenging environment

Vanguard Convertible Securities Fund holds about 200 securities, primarily corporate bonds and some preferred stocks that can be converted to common stocks for a predetermined price.

Convertibles can be attractive because they offer some features of both bonds and stocks: Investors can get the income and downside protection associated with bonds along with the opportunity to benefit if the underlying common stock appreciates.

However, convertible securities can be battered in extreme market conditions. That was evident during the 2008 financial crisis and, to a lesser extent, in the past fiscal year as well.

Early in the period, as equity markets rallied, the fund’s convertible securities rose in tandem with their underlying stocks. But those gains quickly dissipated when global stock and credit markets began to plunge in late spring. Both the fund and its benchmark index posted declines in six of the past seven months.

Although fiscal year 2011 was by no means as challenging as 2008—the demand for convertibles stayed much stronger this time around—the fund struggled as security prices dipped and investors turned away from the small- and medium-sized companies on which the fund tends to focus. This trend was consistent with that seen in the broader

Total Returns
Ten Years Ended November 30, 2011
Average
Annual Return
Convertible Securities Fund	6.43%
Spliced Convertibles Composite Index	4.94
Convertible Securities Funds Average	4.87

Spliced Convertibles Composite Index: CS First Boston Convertible Securities Index through November 30, 2004; Bank of America Merrill
Lynch All US Convertibles Index (formerly Bank of America Merrill Lynch All Convertibles-All Qualities Index) through December 31, 2010; and
70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index
(hedged) thereafter.
Convertible Securities Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

U.S. stock market; large-cap stocks outperformed small-caps in the latter part of the period.

Relative to the benchmark’s performance, the Convertible Securities Fund was held back by the costs of managing a real-world portfolio and a number of poor security selections. Some of its losses came from economically sensitive holdings, including those within the energy, industrial, and materials sectors, which have been hit hard as the economic recovery earlier in the year rapidly fizzled.

International securities—which represented about 13% of fund assets, on average, during the period—also took a toll on performance. Two of the fund’s Chinese holdings encountered credit problems, a rare event for the fund given the advisor’s rigorous credit analysis.

The advisor continues to focus on international securities. Early in the fiscal year, the board of trustees removed restrictions on the fund’s ability to invest in other countries. As a result, the fund is expected to benefit over the long term from a wider range of investment opportunities. Foreign issues now make up about 16% of the portfolio and are expected to rise gradually to about 30%.

For more information on the fund’s positioning and performance during the year, please see the Advisor’s Report that follows this letter.

Over a turbulent decade, the fund notched benchmark-beating returns

For the ten years ended November 30, 2011, the Convertible Securities Fund returned an average of 6.43% annually. As you can see in the table on page 5, this is about 1.5 percentage points above the average yearly return of its benchmark index and the peer-group average.

The fund’s advisor, Oaktree Capital Management, has a long record of outperforming the benchmark; it did so in six of the past ten fiscal years. Oaktree has achieved this feat despite the decade’s many turbulent episodes, including the financial crisis in 2008. The advisor’s experienced staff has distinguished itself over time by finding many opportunities for investors in this complicated segment of the capital markets.

Diversification is important in weathering volatile markets

In last year’s letter to shareholders, following a strong performance for convertible securities and your fund, I noted that it would be unwise to expect returns exceeding those of the broad stock market over the long term. Similarly, it would be unwise to assume that the past year’s disappointing results will persist indefinitely. As I mentioned earlier, returns for convertible securities historically have fallen between those of the broader stock and bond markets.

The extreme market conditions we have seen over the past several years have been challenging and impossible to predict. Such market volatility can be unsettling for investors, but it’s times like these that remind us how critical it is to maintain a well-balanced, diversified portfolio. Vanguard believes that such a portfolio should include stock, bond, and money market funds in proportions consistent with one’s goals, time horizon, and risk tolerance.

Vanguard Convertible Securities Fund can play a useful complementary role in a diversified portfolio by providing opportunities for possible growth in bull markets and potential protection in bear markets.

Thank you for investing your assets at Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 15, 2011

Advisor’s Report

The beginning of the 2011 fiscal year was a rewarding period for investing in convertible securities, as equities rallied and credit spreads tightened in the high-yield bond market. Unfortunately, the environment then became much more volatile and quite negative. Overall, convertibles reflected the tumultuous state of the equity and credit markets; however, they managed to provide relatively good downside protection in a very difficult investing environment.

Vanguard Convertible Securities Fund returned –2.89% for the 12 months ended November 30. Although this performance was disappointing on an absolute basis, it was in line with that of the fund’s blended benchmark (weighted 70% in U.S. convertibles and 30% in global convertibles), which returned –2.44% for the same period.

Major portfolio changes
Fiscal Year Ended November 30, 2011

Additions	Comments
Air Lease	New-issue convertible with very attractive terms and
(3.875% convertible note due 12/1/18)	an excellent long-term equity story.
Chart Industries	Attractive fundamentals and cheap convertible with
(2.00% convertible note due 8/1/18)	seven years of call protection.
Greenbrier	Balanced convertible play on a company
(3.50% convertible note due 4/1/18)	with improving fundamentals.
Hengdeli Holdings	Balanced convertible with attractive yield and strong credit;
(2.50% convertible note due 10/20/15)	company has good prospects.
New World Development (Sherson)	Attractive investment with robust asset coverage and stable,
(0.00% convertible note due 6/4/14)	recurring income streams.

Reductions	Comments
Cubist Pharmaceuticals
(2.50% convertible note due 11/1/17)	Substantially reduced the position after strong appreciation.
Illumina	Reduced after the company reported weakening fundamentals
(0.25% convertible note due 3/15/16)	and the convertible developed a very high conversion premium.
Micron Technology	Sold all after the convertible developed a high conversion premium
(1.875% convertible note due 6/1/14)	and we had the opportunity to buy a balanced new-issue
convertible on the same name.
Owens-Brockway
(3.00% convertible note due 6/1/15)	Sold all after the convertible became statistically unattractive.
RightNow Technologies	Sold all in the mid 140s after the company agreed
(2.50% convertible note due 11/15/30)	to be acquired by Oracle.
SGL Carbon	Sold after the bonds appreciated to the 140s
(3.50% convertible note due 6/30/16)	following takeover speculation.

The investment environment

Convertible securities produced solid results from late 2010 through the first quarter of 2011. During this period, these securities performed as expected on the downside, offering protection relative to stocks during several spells of market weakness, and did slightly better than expected on the upside, culminating in a very satisfying total return. Convertibles captured nearly all of the return of their underlying stocks in a period when most stocks performed well.

As the second quarter started, convertible bonds continued to benefit from stock rallies and from a tightening of credit spreads in the high-yield bond market. However, by mid-quarter the environment turned tumultuous, as investors reacted to a wide variety of unwelcome macro-economic news, in particular the European sovereign-debt crisis and the slowdown in the global economy. In the third and fourth quarters, convertibles reflected the stresses in both the equity and credit markets. The investing environment was characterized by strong risk-aversion and extremely high market volatility. Sentiment improved significantly in October, but the market retreated again in November.

Demand for convertibles was generally strong throughout the 12 months. We were hoping for some panic selling in the weaker days of the third and fourth quarters, but this did not occur. On the contrary, many investors in stocks and convertibles appeared to wait in the wings to buy on weakness.

Issuance of new convertibles was lackluster during the fiscal year. Reasons included the attractive interest rates on other types of debt and, more recently, falling equity prices and a diminished outlook for economic growth. Given the current market dynamics, we are not optimistic that issuance will increase very soon.

Our successes

As noted earlier, when the equity market advanced, convertibles captured most of the returns of their underlying stocks, and when the market was weak, they provided a strong measure of downside protection. The fund’s return was boosted by investments in the software, pharmaceuticals, commercial services, and wireless communications industries. Top individual contributors were holdings in Cubist Pharmaceuticals, Gilead Sciences, RightNow Technologies, and SandRidge Energy.

Our shortfalls

We saw disappointing performance from many of our underlying stocks. The portfolio’s exposure to cyclical industries was also detrimental in the period.

Convertibles issued by very large-capitalization, investment-grade companies held up relatively well thanks to the strength in the underlying stocks.

On the other hand, many small- to mid-cap stocks, which align more closely with the Convertible Securities Fund, declined 20% to 50% in the past few months. This had a significant effect on the performance of related convertibles. Compared with big companies, many smaller firms are more susceptible to a slowing economy. They also are more vulnerable to a tightening of credit for non-investment-grade borrowers. During the fiscal year, the latter factor hurt convertibles from small- to mid-cap issuers, since these are usually rated below investment grade.

The cyclical industries with negative impact on the portfolio included airlines, energy, auto parts, and building materials. Convertibles in these industries suffered most because their underlying equities declined disproportionately during the market volatility in the second half of the year. Additionally, our health care holdings performed poorly as the sector—which is usually very defensive—was hit by uncertainty over reimbursement cuts from the government. The portfolio’s top detractors for the period were Cemex, General Motors, Illumina, James River, and Meritor.

A rare and surprising blow to performance came from credit problems affecting three of our investments. Two of them, Sino-Forest and ShengdaTech, are Chinese companies that were accused of fraud earlier this year. We fully exited our small investment in Sino-Forest and have only a small position remaining in ShengdaTech. The fund also had a position in AMR, which we began to sell after the company’s poor third-quarter earnings announcement. We have since fully exited our position, getting out almost completely before AMR’s bankruptcy filing.

The fund’s positioning

We expect high market volatility to continue until there is a clear resolution of the European debt crisis. Given the uncertainty that persists among investors, stocks could continue to decline as earnings expectations for 2012 are ratcheted lower. We feel that our convertible portfolio will provide strong relative downside protection should stocks fall further. Of course, the fund’s performance will be affected by that of the underlying common stocks, many of which are from the small- to mid-cap universe. The overall convertibles market is cheaper than it was earlier in 2011, but not nearly as attractive as it was in late 2008.

We plan to hold most of our positions at their current levels, but we will continue to supplant some convertibles carrying very high conversion premiums with more balanced securities. We think this strategy will reward us with better performance over time. We believe the vast majority of our investments remain solid, although the prospect of a global recession has taken its toll on the security prices of companies in highly cyclical industries. We will continue to monitor them closely.

In December 2010, the Convertible Securities Fund’s board of trustees expanded the fund’s mandate to employ Oaktree’s international convertibles capabilities. The fund’s target allocation now includes 30% in non-U.S. convertibles. To facilitate this shift, all cash inflows to the fund are currently being allocated to international convertibles. As of the fiscal year-end, about 16% of the portfolio was invested in non-U.S. securities.

Larry W. Keele, CFA
Principal and Founder

Jean-Paul Nedelec, Managing Director

Abe Ofer, Managing Director

Oaktree Capital Management, L.P.

December 22, 2011

Convertible Securities Fund

Fund Profile
As of November 30, 2011

Portfolio Characteristics
Ticker Symbol	VCVSX
Number of Securities	202
30-Day SEC yield	3.75%
Conversion Premium	40.3%
Average Weighted Maturity	4.9 years
Average Coupon	2.9%
Average Duration	4.3 years
Foreign Holdings	16.3%
Turnover Rate	90%
Expense Ratio[1]	0.68%
Short-Term Reserves	3.2%

Distribution by Maturity (% of fixed income
portfolio)
Under 1 Year	0.6%
1 - 5 Years	68.6
5 - 10 Years	26.0
10 - 20 Years	0.4
20 - 30 Years	4.4

Distribution by Credit Quality (% of fixed
income portfolio)
AAA	0.1%
AA	0.3
A	6.2
BBB	3.0
BB	21.0
B	16.6
Below B	2.2
Not Rated	50.6
For information about these ratings, see the Glossary entry for
Credit Quality.

Total Fund Volatility Measures
	Spliced	DJ
	Conv.	U.S. Total
	Comp.	Market
	Index	Index
R-Squared	0.96	0.78
Beta	1.04	0.61
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Gilead Sciences Inc.	Biotechnology	3.1%
SBA Communications	Wireless
Corp.	Telecommunication
	Services	2.8
Micron Technology Inc.	Semiconductors	2.8
Intel Corp.	Semiconductors	2.3
SanDisk Corp.	Computer Storage
	& Peripherals	2.0
MGM Resorts
International	Casinos & Gaming	1.9
Lennar Corp.	Residential
	Construction	1.9
Lam Research Corp.	Semiconductors	1.7
General Motors Co.	Automobile
	Manufacturers	1.6
Chesapeake Energy	Oil & Gas
Corp.	Exploration &
	Production	1.5
Top Ten		21.6%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated March 23, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2011, the expense ratio was 0.59%.

Convertible Securities Fund

Sector Diversification (% of market
exposure)

Consumer
Discretionary	12.2%
Consumer Staples	1.7
Energy	10.1
Financials	13.8
Health Care	15.7
Industrials	11.8
Information
Technology	22.7
Materials	6.6
Telecommunication
Services	4.8
Utilities	0.6

Convertible Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2001, Through November 30, 2011
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended November 30, 2011
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Convertible Securities Fund	-2.89%	3.89%	6.43%	$18,646
••••••••	Dow Jones U.S. Total Stock Market
	Index	6.57	0.36	4.01	14,815
– – – –	Spliced Convertibles Composite Index	-2.44	2.02	4.94	16,196
	Convertible Securities Funds Average	-1.46	2.32	4.87	16,090

Spliced Convertibles Composite Index: CS First Boston Convertible Securities Index through November 30, 2004; Bank of America Merrill
Lynch All US Convertibles Index (formerly Bank of America Merrill Lynch All Convertibles-All Qualities Index) through December 31, 2010; and
70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index
(hedged) thereafter.
Convertible Securities Funds Average: Derived from data provided by Lipper Inc.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Convertible Securities Fund

Fiscal-Year Total Returns (%): November 30, 2001, Through November 30, 2011

Average Annual Total Returns: Periods Ended September 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Convertible Securities
Fund	6/17/1986	-3.35%	3.77%	3.73%	3.08%	6.81%

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.

Convertible Securities Fund

Financial Statements

Statement of Net Assets
As of November 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount‡	Value
	Coupon	Date	(000)	($000)
Convertible Bonds (84.0%)
Consumer Discretionary (9.1%)
1 Aegis Group Capital Jersey Ltd. Cvt.	2.500%	4/20/15	2,400	4,076
2 Aeon Co. Ltd. Cvt.	0.300%	11/22/13	107,000	1,626
3 Gaylord Entertainment Co. Cvt.	3.750%	10/1/14	11,965	12,518
4 GOME Electrical Appliances Holding Ltd. Cvt.	3.000%	9/25/14	14,500	2,274
Group 1 Automotive Inc. Cvt.	2.250%	6/15/36	1,950	2,016
5 Hengdeli Holdings Ltd. Cvt.	2.500%	10/20/15	22,000	2,791
3 Iconix Brand Group Inc. Cvt.	2.500%	6/1/16	7,900	7,515
Interpublic Group of Cos. Inc. Cvt.	4.750%	3/15/23	7,200	7,902
5 Intime Department Store Group Co. Ltd. Cvt.	1.750%	10/27/13	19,000	2,493
3 Lennar Corp. Cvt.	2.750%	12/15/20	30,520	32,275
Liberty Interactive LLC Cvt.	3.125%	3/30/23	22,835	24,947
MGM Resorts International Cvt.	4.250%	4/15/15	34,990	32,453
Newford Capital Ltd. Cvt.	0.000%	5/12/16	4,700	3,971
6 Nokian Renkaat OYJ Cvt.	0.000%	6/27/14	3,000	4,321
5 Power Regal Group Ltd. Cvt.	2.250%	6/2/14	19,180	2,821
2 Sekisui House Ltd. Cvt.	0.000%	7/5/16	150,000	1,980
6 Steinhoff Finance Holding GmbH Cvt.	5.000%	5/22/16	3,500	4,407
1 TUI Travel plc Cvt.	4.900%	4/27/17	1,900	2,163
1 WPP plc Cvt.	5.750%	5/19/14	500	995
				153,544
Consumer Staples (1.7%)
5 Glory River Holdings Ltd. Cvt.	1.000%	7/29/15	26,600	3,189
6 Marine Harvest ASA Cvt.	4.500%	2/23/15	700	733
Nash Finch Co. Cvt.	1.631%	3/15/35	12,230	5,534
Olam International Ltd. Cvt.	6.000%	10/15/16	2,700	2,896
6 Pescanova SA Cvt.	5.125%	4/20/17	1,850	2,206
6 Pescanova SA Cvt.	6.750%	3/5/15	2,050	2,953
San Miguel Corp. Cvt.	2.000%	5/5/14	5,400	5,797
Smithfield Foods Inc. Cvt.	4.000%	6/30/13	1,770	2,166
Wilmar International Ltd. Cvt.	0.000%	12/18/12	2,000	2,372
				27,846
Energy (5.9%)
BPZ Resources Inc. Cvt.	6.500%	3/1/15	7,405	6,442
ChesapeakeEnergy Corp. Cvt.	2.750%	11/15/35	15,520	15,966
6 Cie Generale de Geophysique - Veritas Cvt.	1.750%	1/1/16	2,060	2,593
3 James River Coal Co. Cvt.	3.125%	3/15/18	16,964	10,158
James River Coal Co. Cvt.	4.500%	12/1/15	12,245	9,918
Lukoil International Finance BV Cvt.	2.625%	6/16/15	5,300	5,456

Convertible Securities Fund

			Face	Market
		Maturity	Amount‡	Value
	Coupon	Date	(000)	($000)
Newpark Resources Inc. Cvt.	4.000%	10/1/17	8,964	9,827
Paladin Energy Ltd. Cvt.	3.625%	11/4/15	4,757	3,687
Peabody Energy Corp. Cvt.	4.750%	12/15/41	7,885	8,250
3 Petroleum Development Corp. Cvt.	3.250%	5/15/16	7,800	8,112
Petrominerales Ltd. Cvt.	2.625%	8/25/16	2,600	2,393
7 Progress Energy Resources Corp. Cvt.	5.250%	10/31/14	3,467	3,569
Seadrill Ltd. Cvt.	3.375%	10/27/17	3,700	4,211
Subsea 7 SA Cvt.	2.250%	10/11/13	3,500	3,841
6 Technip SA Cvt.	0.500%	1/1/16	831	1,212
TMK Bonds SA Cvt.	5.250%	2/11/15	3,900	3,619
				99,254
Financials (9.9%)
1 Aberdeen Asset Management plc Cvt.	3.500%	12/17/14	600	1,093
3 American Equity Investment Life Holding Co. Cvt.	3.500%	9/15/15	15,465	16,335
3 American Equity Investment Life Holding Co. Cvt.	5.250%	12/6/29	5,755	7,366
BES Finance Ltd. Cvt.	1.625%	4/15/13	5,600	4,396
Billion Express Investments Ltd. Cvt.	0.750%	10/18/15	3,700	4,237
3 BioMed Realty LP Cvt.	3.750%	1/15/30	6,785	7,659
8 CapitaLand Ltd. Cvt.	2.875%	9/3/16	5,250	3,845
DFC Global Corp. Cvt.	3.000%	4/1/28	12,195	13,963
6 Fonciere Des Regions Cvt.	3.340%	1/1/17	2,991	3,264
Forest City Enterprises Inc. Cvt.	3.625%	10/15/14	805	828
3 Forest City Enterprises Inc. Cvt.	4.250%	8/15/18	18,275	15,579
3 Goldman Sachs Group Inc. Cvt.	0.250%	2/28/17	22,205	17,330
9 Graubuendner Kantonalbank Cvt.	2.000%	5/8/14	4,390	4,997
3 Host Hotels & Resorts LP Cvt.	2.500%	10/15/29	20,315	24,530
6 Industrivarden AB Cvt.	1.875%	2/27/17	1,350	1,605
6 Industrivarden AB Cvt.	2.500%	2/27/15	1,400	1,972
6 Kreditanstalt fuer Wiederaufbau Cvt.	1.500%	7/30/14	1,200	1,738
3 NorthStar Realty Finance LP Cvt.	7.500%	3/15/31	9,555	8,528
Old Republic International Corp. Cvt.	3.750%	3/15/18	2,425	1,967
2 ORIX Corp. Cvt.	1.000%	3/31/14	275,000	3,900
PHH Corp. Cvt.	4.000%	9/1/14	11,965	11,202
QBEFunding Trust Cvt.	0.000%	5/12/30	955	574
5 ShersonLtd. Cvt.	0.000%	6/4/14	32,110	4,495
4 ShuiOn Land Ltd. Cvt.	4.500%	9/29/15	4,000	541
3 SLGreen Operating Partnership LP Cvt.	3.000%	10/15/17	1,580	1,594
6 Wereldhave NV Cvt.	2.875%	11/18/15	2,750	3,232
				166,770
Health Care (13.5%)
Alere Inc. Cvt.	3.000%	5/15/16	9,875	9,258
Brookdale Senior Living Inc. Cvt.	2.750%	6/15/18	19,240	15,753
CharlesRiver Laboratories International Inc. Cvt.	2.250%	6/15/13	4,731	4,613
ChemedCorp. Cvt.	1.875%	5/15/14	16,727	15,786
ChinaMedical Technologies Inc. Cvt.	4.000%	8/15/13	2,649	1,695
Cubist Pharmaceuticals Inc. Cvt.	2.500%	11/1/17	540	788
Gilead Sciences Inc. Cvt.	0.625%	5/1/13	3,420	3,920
Gilead Sciences Inc. Cvt.	1.625%	5/1/16	43,925	48,647
Hologic Inc. Cvt.	2.000%	12/15/37	19,665	21,779
3 Illumina Inc. Cvt.	0.250%	3/15/16	15,225	11,647
3 Integra LifeSciences Holdings Corp. Cvt.	1.625%	12/15/16	6,850	5,857
LifePoint Hospitals Inc. Cvt.	3.500%	5/15/14	14,367	14,888
NuVasive Inc. Cvt.	2.750%	7/1/17	8,790	6,384
Omnicare Inc. Cvt.	3.750%	12/15/25	4,745	6,305
Onyx Pharmaceuticals Inc. Cvt.	4.000%	8/15/16	7,097	9,519
6 Orpea Cvt.	3.875%	1/1/16	1,559	2,007

Convertible Securities Fund

			Face	Market
		Maturity	Amount‡	Value
	Coupon	Date	(000)	($000)
Qiagen Euro Finance SA Cvt.	3.250%	5/16/26	2,300	2,395
Salix Pharmaceuticals Ltd. Cvt.	2.750%	5/15/15	7,992	9,660
Teleflex Inc. Cvt.	3.875%	8/1/17	8,990	10,676
2 Unicharm Corp. Cvt.	0.000%	9/24/15	260,000	3,646
Vertex Pharmaceuticals Inc. Cvt.	3.350%	10/1/15	3,414	3,346
Viropharma Inc. Cvt.	2.000%	3/15/17	12,315	17,687
				226,256
Industrials (10.7%)
3 3D Systems Corp. Cvt.	5.500%	12/15/16	8,535	8,257
3 AAR Corp. Cvt.	1.625%	3/1/14	2,505	2,283
6 Abengoa SA Cvt.	4.500%	2/3/17	3,250	3,712
3 Air Lease Corp. Cvt.	3.875%	12/1/18	18,715	18,013
Alliant Techsystems Inc. Cvt.	3.000%	8/15/24	13,411	14,048
2 Asahi Glass Co. Ltd. Cvt.	0.000%	11/14/14	210,000	2,710
Avis Budget Group Inc. Cvt.	3.500%	10/1/14	13,660	14,377
Barnes Group Inc. Cvt.	3.375%	3/15/27	8,215	8,944
3 Barnes Group Inc. Cvt.	3.375%	3/15/27	5,240	5,705
3 CBIZInc. Cvt.	4.875%	10/1/15	2,715	2,919
ChartIndustries Inc. Cvt.	2.000%	8/1/18	15,336	17,464
Covanta Holding Corp. Cvt.	3.250%	6/1/14	21,720	23,838
3 Greenbrier Cos. Inc. Cvt.	3.500%	4/1/18	15,225	13,950
6 Iliad SA Cvt.	2.200%	1/1/12	400	545
3 Kaman Corp. Cvt.	3.250%	11/15/17	5,380	5,972
6 Kloeckner & Co. Financial Services SA Cvt.	2.500%	12/22/17	3,300	3,697
Larsen & Toubro Ltd. Cvt.	3.500%	10/22/14	2,600	2,601
6 Misarte Cvt.	3.250%	1/1/16	2,842	3,848
Navistar International Corp. Cvt.	3.000%	10/15/14	5,875	6,264
6 Nexans SA Cvt.	1.500%	1/1/16	2,485	3,643
2 Nidec Corp. Cvt.	0.000%	9/18/15	270,000	3,554
PB Issuer No 2 Ltd. Cvt.	1.750%	4/12/16	2,810	2,389
7 Russel Metals Inc. Cvt.	7.750%	9/30/16	3,325	3,643
6 SGL Carbon SE Cvt.	0.750%	5/16/13	1,750	2,910
6 Societa Iniziative Autostradali e Servizi SPA Cvt.	2.625%	6/30/17	2,993	3,076
6 Tem SAS Cvt.	4.250%	1/1/15	1,758	2,334
				180,696
Information Technology (21.7%)
Alliance Data Systems Corp. Cvt.	1.750%	8/1/13	11,350	15,436
6 Atos Cvt.	2.500%	1/1/16	2,466	3,677
AUOptronics Corp. Cvt.	0.000%	10/13/15	3,200	2,528
3 BroadSoft Inc. Cvt.	1.500%	7/1/18	8,685	8,935
CACI International Inc. Cvt.	2.125%	5/1/14	8,695	10,260
3 CACI International Inc. Cvt.	2.125%	5/1/14	1,575	1,858
6 Cap Gemini SA Cvt.	3.500%	1/1/14	1,402	2,054
3 Ciena Corp. Cvt.	3.750%	10/15/18	7,145	6,681
Comtech Telecommunications Corp. Cvt.	3.000%	5/1/29	8,815	9,443
3 Concur Technologies Inc. Cvt.	2.500%	4/15/15	9,335	10,689
6 Econocom Group Cvt.	4.000%	6/1/16	1,946	2,313
3 Electronic Arts Inc. Cvt.	0.750%	7/15/16	10,695	10,829
EquinixInc. Cvt.	4.750%	6/15/16	8,925	12,406
Hanwha SolarOne Co. Ltd. Cvt.	3.500%	1/15/18	2,460	1,208
Hon Hai Precision Industry Co. Ltd. Cvt.	0.000%	10/12/13	200	190
6 Ingenico Cvt.	2.750%	1/1/17	1,256	1,910
Intel Corp. Cvt.	2.950%	12/15/35	5,995	6,415
Intel Corp. Cvt.	3.250%	8/1/39	24,911	31,699
3 Lam Research Corp. Cvt.	0.500%	5/15/16	11,705	11,295
3 Lam Research Corp. Cvt.	1.250%	5/15/18	17,410	16,779

18

Convertible Securities Fund

				Face	Market
			Maturity	Amount‡	Value
		Coupon	Date	(000)	($000)
	Linear Technology Corp. Cvt.	3.000%	5/1/27	575	589
3	Mentor Graphics Corp. Cvt.	4.000%	4/1/31	12,665	12,428
3	Micron Technology Inc. Cvt.	1.500%	8/1/31	16,860	14,479
	Micron Technology Inc. Cvt.	1.875%	6/1/27	27,749	23,725
3	Micron Technology Inc. Cvt.	1.875%	8/1/31	10,060	8,601
1	Misys plc Cvt.	2.500%	11/22/15	1,500	2,385
6	NEOPOST SA CVT.	3.750%	2/1/15	2,845	3,813
3	Nuance Communications Inc. Cvt.	2.750%	11/1/31	19,450	20,544
	ON Semiconductor Corp. Cvt.	2.625%	12/15/26	19,592	21,502
3	Photronics Inc. Cvt.	3.250%	4/1/16	3,230	3,016
	RF Micro Devices Inc. Cvt.	1.000%	4/15/14	7,500	7,912
	Rovi Corp. Cvt.	2.625%	2/15/40	4,985	5,022
	SanDisk Corp. Cvt.	1.500%	8/15/17	29,370	34,143
	SunPower Corp. Cvt.	4.500%	3/15/15	13,976	10,045
3	Take-Two Interactive Software Inc. Cvt.	1.750%	12/1/16	9,015	8,812
	TPK Holding Co. Ltd. Cvt.	0.000%	4/20/14	600	504
	TTM Technologies Inc. Cvt.	3.250%	5/15/15	3,786	3,961
	VeriSign Inc. Cvt.	3.250%	8/15/37	6,969	7,919
3	Vishay Intertechnology Inc. Cvt.	2.250%	5/15/41	11,195	8,144
3	WebMD Health Corp. Cvt.	2.500%	1/31/18	275	249
					364,398
Materials (6.3%)
	AngloGold Ashanti Holdings Finance plc Cvt.	3.500%	5/22/14	2,300	2,651
	AquariusPlatinum Ltd. Cvt.	4.000%	12/18/15	2,400	2,103
	ArcelorMittal Cvt.	5.000%	5/15/14	1,295	1,379
	Cemex SAB de CV Cvt.	4.875%	3/15/15	21,272	12,072
	Goldcorp Inc. Cvt.	2.000%	8/1/14	1,085	1,466
3	Kaiser Aluminum Corp. Cvt.	4.500%	4/1/15	8,605	10,131
3	Molycorp Inc. Cvt.	3.250%	6/15/16	7,875	7,284
	Petropavlovsk 2010 Ltd. Cvt.	4.000%	2/18/15	3,100	2,674
	RTIInternational Metals Inc. Cvt.	3.000%	12/1/15	11,670	12,604
6	Salzgitter Finance BV Cvt.	1.125%	10/6/16	200	242
6	Salzgitter Finance BV Cvt.	2.000%	11/8/17	2,650	3,742
3	ShengdaTechInc. Cvt.	6.500%	12/15/15	305	30
	Steel Dynamics Inc. Cvt.	5.125%	6/15/14	17,740	19,203
	Tata Steel Ltd. Cvt.	4.500%	11/21/14	3,531	3,169
	United States Steel Corp. Cvt.	4.000%	5/15/14	21,140	23,545
	Welspun Corp. Ltd. Cvt.	4.500%	10/17/14	2,700	2,167
10	Western Areas NL Cvt.	6.375%	7/2/14	1,185	1,192
10	Western Areas NL Cvt.	6.400%	7/2/15	500	531
					106,185
Telecommunication Services (4.6%)
3	InterDigital Inc. Cvt.	2.500%	3/15/16	135	144
6	Portugal Telecom International Finance BV Cvt.	4.125%	8/28/14	1,200	1,326
	SBACommunications Corp. Cvt.	1.875%	5/1/13	43,194	47,675
	SKTelecom Co. Ltd. Cvt.	1.750%	4/7/14	2,961	3,158
	twtelecom inc Cvt.	2.375%	4/1/26	21,540	24,906
					77,209
Utilities (0.6%)
6	International Power Finance Jersey III Ltd. Cvt.	4.750%	6/5/15	1,500	2,107
	Tata Power Co. Ltd. Cvt.	1.750%	11/21/14	1,700	1,577
	YTL Corp. Finance Labuan Ltd. Cvt.	1.875%	3/18/15	5,800	5,757
					9,441
Total Convertible Bonds (Cost $1,441,347)					1,411,599

Convertible Securities Fund

			Market
			Value
	Coupon	Shares	($000)
Convertible Preferred Stocks (11.8%)
Consumer Discretionary (2.6%)
General Motors Co. Pfd.	4.750%	805,000	27,470
Interpublic Group of Cos. Inc. Pfd.	5.250%	16,639	15,358
			42,828
Energy (3.8%)
Apache Corp. Pfd.	6.000%	328,900	18,624
ATPOil & Gas Corp. Pfd.	8.000%	24,200	911
ATPOil & Gas Corp. Pfd.	8.000%	55,060	2,072
3 ChesapeakeEnergy Corp. Pfd.	5.750%	8,590	9,191
Energy XXI Bermuda Ltd. Pfd.	5.625%	65,610	21,651
Goodrich Petroleum Corp. Pfd.	5.375%	349,900	11,350
			63,799
Financials (3.3%)
Citigroup Inc. Pfd.	7.500%	100,600	8,476
Entertainment Properties Trust Pfd.	5.750%	206,200	3,978
Fifth Third Bancorp Pfd.	8.500%	121,540	17,228
Health Care REIT Inc. Pfd.	6.500%	122,533	5,996
MetLife Inc. Pfd.	5.000%	338,700	20,590
			56,268
Health Care (1.6%)
HealthSouth Corp. Pfd.	6.500%	16,430	14,701
Omnicare Capital Trust II Pfd.	4.000%	275,500	12,225
			26,926
Industrials (0.5%)
Continental Airlines Finance Trust II Pfd.	6.000%	65,700	1,799
Stanley Black & Decker Inc. Pfd.	4.750%	62,320	7,059
			8,858
Total Convertible Preferred Stocks (Cost $211,486)			198,679
Temporary Cash Investment (3.2%)
Money Market Fund (3.2%)
11 Vanguard Market Liquidity Fund
(Cost $53,583)	0.135%	53,582,868	53,583
Total Investments (99.0%) (Cost $1,706,416)			1,663,861
Other Assets and Liabilities (1.0%)
Other Assets			27,093
Liabilities			(10,529)
			16,564
Net Assets (100%)
Applicable to 138,646,737 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			1,680,425
Net Asset Value Per Share			$12.12

Convertible Securities Fund

At November 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	1,682,515
Undistributed Net Investment Income	16,842
Accumulated Net Realized Gains	21,790
Unrealized Appreciation (Depreciation)
Investment Securities	(42,555)
Forward Currency Contracts	1,876
Foreign Currencies	(43)
Net Assets	1,680,425

See Note A in Notes to Financial Statements.
‡ Face amount is stated in U.S. dollars unless otherwise indicated.
1 Face amount denominated in British pounds.
2 Face amount denominated in Japanese yen.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, the aggregate value of these securities was $414,221,000, representing 24.6% of net assets.
4 Face amount denominated in Chinese yuan.
5 Face amount denominated in Hong Kong dollars.
6 Face amount denominated in Euro.
7 Face amount denominated in Canadian dollars.
8 Face amount denominated in Singapore dollars.
9 Face amount denominated in Swiss francs.
10 Face amount denominated in Australian dollars.
11 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Operations

Year Ended
November 30, 2011
($000)
Investment Income
Income
Dividends	13,196
Interest[1,2]	64,329
Total Income	77,525
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,644
Performance Adjustment	569
The Vanguard Group—Note C
Management and Administrative	3,747
Marketing and Distribution	447
Custodian Fees	59
Auditing Fees	36
Shareholders’ Reports	30
Trustees’ Fees and Expenses	4
Total Expenses	11,536
Net Investment Income	65,989
Realized Net Gain (Loss)
Investment Securities Sold	51,892
Foreign Currencies and Forward Currency Contracts	(1,554)
Realized Net Gain (Loss)	50,338
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(191,649)
Foreign Currencies and Forward Currency Contracts	1,833
Change in Unrealized Appreciation (Depreciation)	(189,816)
Net Increase (Decrease) in Net Assets Resulting from Operations	(73,489)
1 Interest income is net of foreign withholding taxes of $14,000.
2 Interest income from an affiliated company of the fund was $117,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	65,989	68,729
Realized Net Gain (Loss)	50,338	188,469
Change in Unrealized Appreciation (Depreciation)	(189,816)	40,819
Net Increase (Decrease) in Net Assets Resulting from Operations	(73,489)	298,017
Distributions
Net Investment Income	(68,040)	(73,612)
Realized Capital Gain[1]	(121,860)	—
Total Distributions	(189,900)	(73,612)
Capital Share Transactions
Issued	538,457	212,318
Issued in Lieu of Cash Distributions	166,796	62,394
Redeemed[2]	(494,030)	(481,368)
Net Increase (Decrease) from Capital Share Transactions	211,223	(206,656)
Total Increase (Decrease)	(52,166)	17,749
Net Assets
Beginning of Period	1,732,591	1,714,842
End of Period[3]	1,680,425	1,732,591

1 Includes fiscal 2011 short-term gain distributions totaling $71,840,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net of redemption fees for fiscal 2011 and 2010 of $945,000 and $318,000, respectively.
3 Net Assets—End of Period includes undistributed net investment income of $16,842,000 and $10,647,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.85	$12.12	$8.86	$14.95	$14.81
Investment Operations
Net Investment Income	.451	.555	.475	.401	.420
Net Realized and Unrealized Gain (Loss)
on Investments	(.752)	1.742	3.211	(5.170)	1.250
Total from Investment Operations	(.301)	2.297	3.686	(4.769)	1.670
Distributions
Dividends from Net Investment Income	(.474)	(.567)	(.426)	(.501)	(.510)
Distributions from Realized Capital Gains	(.955)	—	—	(.820)	(1.020)
Total Distributions	(1.429)	(.567)	(.426)	(1.321)	(1.530)
Net Asset Value, End of Period	$12.12	$13.85	$12.12	$8.86	$14.95

Total Return[1]	-2.89%	19.39%	42.55%	-34.81%	12.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,680	$1,733	$1,715	$716	$872
Ratio of Total Expenses to
Average Net Assets[2]	0.59%	0.68%	0.72%	0.71%	0.77%
Ratio of Net Investment Income to
Average Net Assets	3.36%	4.08%	4.65%	3.28%	2.83%
Portfolio Turnover Rate	90%	103%	103%	77%	116%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.12%, 0.12%, 0.15%, and 0.16%.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Notes to Financial Statements

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of

Convertible Securities Fund

the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Oaktree Capital Management, L.P., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. Effective March 1, 2011, the basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Bank of America Merrill Lynch All US Convertibles Index (previously Merrill Lynch All Convertibles-All Qualities Index) for periods prior to March 1, 2011, and a composite index weighted 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged) thereafter. The benchmark change will be fully phased in by February 2014. For the year ended November 30, 2011, the investment advisory fee represented an effective annual basic rate of 0.34% of the fund’s average net assets before an increase of $569,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2011, the fund had contributed capital of $281,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Convertible Securities Fund

The following table summarizes the market value of the fund’s investments as of November 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Convertible Bonds	—	1,411,599	—
Convertible Preferred Stocks	198,679	—	—
Temporary Cash Investments	53,583	—	—
Forward Currency Contracts—Assets	—	1,917	—
Forward Currency Contracts—Liabilities	—	(41)	—
Total	252,262	1,413,475	—

E. At November 30, 2011, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	1/19/12	USD	82,277	EUR	61,085	1,615
UBS AG	1/19/12	USD	17,281	JPY	1,339,865	189
UBS AG	1/19/12	USD	14,291	HKD	111,094	6
UBS AG	1/19/12	USD	10,942	GBP	6,960	(19)
UBS AG	1/19/12	USD	7,171	CAD	7,300	(7)
UBS AG	1/19/12	USD	5,304	CHF	4,820	63
UBS AG	1/19/12	USD	4,059	SGD	5,200	44
UBS AG	1/19/12	USD	1,705	AUD	1,670	(14)
UBS AG	1/19/12	USD	1,081	HKD	8,402	(1)

AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—Euro.
GBP—British pound.
HKD—Hong Kong dollar.
JPY—Japanese yen.
SGD—Singapore dollar.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Convertible Securities Fund

During the year ended November 30, 2011, the fund realized net foreign currency gains of $23,000 (including the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Certain of the fund’s convertible preferred stock investments are treated as debt securities for tax purposes. During the year ended November 30, 2011, the fund realized losses of $18,000 from the sale of these securities, which are included in distributable net investment income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Certain of the fund’s convertible bond investments are in securities considered to be “contingent payment debt instruments,” for which any realized gains increase (and all or part of any realized losses decrease) income for tax purposes. During the year ended November 30, 2011, the fund realized net gains of $8,241,000 from the sale of these securities, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $19,950,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2011, the fund had $22,914,000 of ordinary income and $20,959,000 of long-term capital gains available for distribution.

At November 30, 2011, the cost of investment securities for tax purposes was $1,706,589,000. Net unrealized depreciation of investment securities for tax purposes was $42,728,000, consisting of unrealized gains of $96,205,000 on securities that had risen in value since their purchase and $138,933,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended November 30, 2011, the fund purchased $1,760,432,000 of investment securities and sold $1,698,576,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended November 30,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	39,245	16,162
Issued in Lieu of Cash Distributions	12,534	4,846
Redeemed	(38,263)	(37,355)
Net Increase (Decrease) in Shares Outstanding	13,516	(16,347)

I. In preparing the financial statements as of November 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of Vanguard Convertible Securities Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Convertible Securities Fund (the “Fund”) at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 13, 2012

Special 2011 tax information (unaudited) for Vanguard Convertible Securities Fund

This information for the fiscal year ended November 30, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $67,354,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 13.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Convertible Securities Fund
Periods Ended November 30, 2011

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-2.89%	3.89%	6.43%
Returns After Taxes on Distributions	-5.76	1.57	4.50
Returns After Taxes on Distributions and Sale of Fund Shares	-1.15	2.17	4.55

Returns do not reflect the 1% fee on redemptions of shares held for less than one year.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Convertible Securities Fund	5/31/2011	11/30/2011	Period
Based on Actual Fund Return	$1,000.00	$873.18	$2.30
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.61	2.48

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.49%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Conversion Premium. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond that is convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 ÷ $25 = 20%).

Credit Quality. For this report, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from S&P.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Market Exposure. A measure that reflects a fund’s security investments excluding any holdings in short-term reserves.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001. [2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q820 012012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2011: $36,000
Fiscal Year Ended November 30, 2010: $32,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2011: $3,978,540
Fiscal Year Ended November 30, 2010: $3,607,060

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2011: $1,341,750
Fiscal Year Ended November 30, 2010: $791,350

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2011: $373,830
Fiscal Year Ended November 30, 2010: $336,090

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2011: $16,000
Fiscal Year Ended November 30, 2010: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2011: $389,830
Fiscal Year Ended November 30, 2010: $352,090

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 20, 2012

VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 20, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on November 28, 2011 see file Number
33-23444, Incorporated by Reference.